Exhibit 99.1
May 2009 Billboard Advertising In-Elevator Advertising Transportation Advertising Ideation Acquisition Corp.'s Acquisition of SearchMedia International Limited Investor Presentation

Disclaimer Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined by the United States Private Securities Litigation Reform Act of 1995. Any such forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations such as material adverse events affecting Ideation and SearchMedia, their ability to complete a business combination and those other risks and uncertainties detailed in Ideation's filings with the Securities and Exchange Commission. Ideation and SearchMedia caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Ideation and SearchMedia do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based. Our financial guidance is as of the date indicated and Ideation and SearchMedia (collectively, the "Company") undertake no obligation to revise or update any such forward-looking statements or Company estimates to reflect events or circumstances after such date, or after the date of this presentation. Additionally, market data included in this presentation reflects Company estimates unless otherwise indicated. Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that Ideation's or SearchMedia's boards of directors or any other recipient of the information considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither Ideation or SearchMedia's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. In connection with the proposed transaction, Ideation and ID Arizona Corp. filed a preliminary Proxy Statement/Prospectus with the Securities and Exchange Commission on March 31, 2009, which is subject to review by the SEC. A definitive Proxy Statement/Prospectus will be mailed to Ideation stockholders. INVESTORS AND SECURITY HOLDERS OF IDEATION ARE URGED TO READ A DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Ideation through the website maintained by the SEC at www.sec.gov under the registrant name "ID Arizona Corp." Free copies of the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Ideation, 1105 N. Market Street, Suite 1300, Wilmington, Delaware 19801. Ideation, SearchMedia and their respective directors, executive officers, affiliates and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Ideation's directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on March 20, 2009, and information regarding SearchMedia's directors and executive officers is available in Ideation's and ID Arizona Corp.'s preliminary Proxy Statement/Prospectus, which was filed with the SEC on March 31, 2009, and can be found on the SEC website at www.sec.gov under the registrant name "ID Arizona Corp." Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. The Nielsen report prepared for SearchMedia reflects estimates of market conditions based on samples and is prepared primarily as a marketing research tool for certain industry segments. It should not be used as a basis for evaluating investments in SearchMedia. This presentation shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Ideation, SearchMedia, or either of their affiliates or the securities, of either companies' affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Introduction

Introduction On April 1st, 2009, Ideation Acquisition Corp. ("Ideation") announced the $176.7 million acquisition of SearchMedia International Limited ("SearchMedia") Ideation completed its IPO in November 2007 and raised gross proceeds of $80.0 million Ideation is led by Dr. Philip Frost, a successful entrepreneur who has extensive experience building companies, such as IVAX Corporation, through acquisitions and organic growth Robert Fried, President and CEO of Ideation, is a digital media entrepreneur and an accomplished motion picture producer with over 24 years of experience founding and operating traditional and digital media companies SearchMedia is a leading multi-media platform company, operating one of the largest outdoor advertising networks in China Following the completion of the acquisition, Ideation will be renamed SearchMedia Holdings Limited SearchMedia's nationwide coverage, well-established multi-platform media network, combined with China's strong economic growth and favorable demographic characteristics provide for a compelling growth story with significant upside potential

Transaction Overview Ideation will issue approximately 10.0 million share equivalents to SearchMedia stakeholders, representing 44% ownership in the fully diluted combined entity immediately after the transaction (41% ownership of ordinary shares) (1) SearchMedia shareholders and warrantholders may earn up to an additional 10.2 million shares based on 2009 GAAP Net Income achieved, representing a total of 62% ownership (1) SearchMedia shareholders and warrantholders may receive any shortfall of 2009 GAAP Net Income earn-out (up to the 10.2 million shares maximum) if the share price closes above $11.82 for 30 consecutive trading days prior to April 15, 2010 The Frost Group has committed to purchase $18.25 million of Ideation shares to support the transaction and ensure a minimum level of cash after closing All existing SearchMedia common and preferred equity holders will exchange all of their shares for Ideation shares, including Deutsche Bank and China Seed Ventures SearchMedia will fund the earn-outs related to its prior acquisitions from the Company's strong operating cash flow and cash on hand from offering Typical terms of the earn-outs include 2 year payout based on achieved GAAP Net Income and exclude A/R over 180 days Fully diluted shares based on the treasury method and assuming 30% conversion. Excludes extraordinary and other non-recurring charges. (2) 2009E US GAAP Net Income Contingent Shares Less than $25.7 million None Between $25.7 million - $38.4 million Between 0.0 and 10.2 million Greater than $38.4 million 10.2 million

Transaction Valuation Pro Forma Valuation ($ in millions) Note: Numbers may not add up due to rounding. (1) Fully diluted shares (expressed in millions) are based on the treasury method, 30% conversion and an Ideation liquidation value of $7.8815 per share. (2) Peers include AirMedia Group (25.2x), Clear Channel Outdoor (NM), JC Decaux (50.9x), Lamar Advertising (NM) and VisionChina (8.2x). Well-structured transaction with low upfront valuation plus earn-out based on 2009 earnings 2H '08E 2009E | Fully Diluted Shares (1) Share Ownership % P/E P/E | Ideation SM Total Ideation SM Ideation Equity Value (1) $98.2 4.5 - | 12.5 - SearchMedia Equity Value 78.5 3.6 - | - 10.0 Fully-Diluted Equity Value at Close $176.7 8.0 - | 12.5 10.0 22.4 55.6% 44.4% | | 17% Net Income Growth | 2009E Net Income $25.7 Contingent Value - - | - - - - - 0% Earnout Fully-Diluted Equity $176.7 6.9x | 12.5 10.0 22.4 55.6% 44.4% | 35% Net Income Growth | 2009E Net Income $29.7 Contingent Value 25.5 - | - 3.2 3.2 (7.0%) 7.0% 32% Earnout Fully-Diluted Equity $202.2 6.8x | 12.5 13.2 25.7 48.6% 51.4% | 75% Net Income Growth | 2009E Net Income $38.4 Contingent Value 80.0 - | - 10.2 10.2 (17.3%) 17.3% 100% Earnout Fully-Diluted Equity $256.7 6.7x | 12.5 20.1 32.6 38.3% 61.7% As of 5/15/09: Mean Peer Multiples (2) 28.1x Mean (AirMedia, VisionChina) 16.7x

Implied Valuation Analysis Implied Valuation at a Range of P/E Multiples Fully diluted shares (expressed in millions) include earn-out shares, options and warrants based on the treasury method and implied share price. ($ in millions, except per share amounts) 2009E P/E 6.7x 8.0x 10.0x 12.0x 14.0x 17% Net Income Growth Equity Value $172.0 $205.7 $257.1 $308.5 $310.3 2009E Net Income $25.7 Fully Diluted Shares (1) 22.2 23.5 25.1 26.2 26.3 0% Earnout Implied Share Price $7.74 $8.74 $10.25 $11.76 $11.81 35% Net Income Growth Equity Value $198.9 $237.9 $297.4 $348.4 $348.4 2009E Net Income $29.7 Fully Diluted Shares (1) 25.5 26.9 28.5 29.5 29.5 32% Earnout Implied Share Price $7.79 $8.84 $10.44 $11.81 $11.81 75% Net Income Growth Equity Value $256.7 $307.0 $383.7 $460.5 $537.2 2009E Net Income $38.4 Fully Diluted Shares (1) 32.6 34.0 35.7 36.9 37.7 100% Earnout Implied Share Price $7.88 $9.02 $10.76 $12.48 $14.23

SearchMedia Overview Formed in 2005, SearchMedia operates one of the largest outdoor advertising networks in China Outdoor billboard: Over 1,500 high-impact billboards with over 500,000 square feet of display area in 15 cities In-elevator: Over 180,000 print and digital poster frames in residential and office buildings across 59 major cities Subway: Over 1,200 large-format light boxes in concourses of eight major subway lines in Shanghai Highlights of our network include: High-impact, nationwide reach Highly diversified advertising base with local, national and international clients Low capex Strong growth both organically and through acquisitions Limited competition from other media operators

Investment Highlights Strong local billboard operators, nationwide in-elevator media platform, growing subway portfolio "One stop" service to nationwide advertisers Over 6,000 separate concession rights spread out over 59 cities Extensive Advertising Network Across Three Media Platforms One of the largest outdoor advertising networks in China Ranked 1st in market share of in-elevator advertising displays in 13 out of the 26 most affluent cities in China Ranked 2nd in an additional nine of these cities More than 700 advertisers have purchased space on SearchMedia's network China is one of the fastest growing advertising markets in the world National Coverage and Leading Market Share in Chinese Advertising Industry Low incremental cost and expenses, and high marginal profit Each in-elevator frame can generate an ROI of over 70x in year one Ability to expand and scale operations efficiently Profitable and Scalable Revenue Model with Low Capex Requirements Many Buildings Multiple Elevators per Building X X Up to 3 Frames per Elevator

Investment Highlights (cont'd) Successfully completed the acquisition / integration of 12 media operators in China and Hong Kong Expanded its network to over 180,000 poster frames in 59 cities and 500,000 square feet of billboard space in 15 cities Proven History of Organic and Acquisitive Growth The pro forma valuation (including the maximum potential earn-out) represents approximately 6.7x current 2009E GAAP P/E(1) 76% discount to the mean of the public market comparables of 28.1x Attractive Valuation Management team with strong media, operations and financial experience Demonstrated capabilities to execute organic and acquisition growth strategies Strong Management Team Well Positioned for Future Growth No debt after closing Strong cash flow (1) Fully diluted shares are based on the treasury method, 30% conversion and an Ideation liquidation value of $7.8815 per share.

Summary Financial Information Source: SearchMedia Audited 2007 and Reviewed 1H 2008 financials and management projections. Note: Certain financial information and data, including financial forecasts and projections, of SearchMedia contained in this presentation are unaudited and prepared by SearchMedia as a private company and may not conform to SEC regulation S-X. Accordingly, such information and data may be adjusted and presented differently in Ideation's definitive proxy statement to solicit stockholder approval of the proposed transaction. Period from February 9, 2007 (date of inception) through December 31, 2007. Excludes loss on deconsolidation of a variable interest entity. Excludes loan restructuring charge. ($ in millions) Net Revenue ($ in millions) EBITDA ($ in millions) US GAAP Net Income (2)

Industry Overview

China's Economy Source: ZenithOptimedia, United Nations Statistics Division, China Statistical Yearbook, Xinhua News, National Bureau of Statistics of China. Large, Fast Growing Economy The world's most populous country, with a population of 1.3 billion as of the end of 2007 Strong GDP growth trend is expected to continue over the next few years CAGR (2007 - 2011): 14.4% Gross Domestic Product in China Urbanization Trend A growing trend toward urbanization with 30 of the 100 largest cities in the world 1995 2006 2010 2020 Increasingly Affluent Urban Population High disposable income per capita in cities where SearchMedia has major operations Annual Disposable per Capita Income of Urban Households in China in 2007 0 10,000 20,000 30,000 Shenzhen Shanghai Guangzhou Beijing China Average (in RMB) $1.8 $3.2 $5.6 $0.0 $2.0 $4.0 $6.0 2003 2007 2011E ($ in trillions)

China's Advertising Market China is one of the fastest growing advertising markets in the world, with advertising spend expected to reach $25.0 billion by the end of 2011 In particular, Chinese outdoor advertising spend is expected to continue to grow due to increasing urbanization and urban concentration of advertising expenditure Source: ZenithOptimedia (December 2008). China Total Advertising Spend China Outdoor Advertising Spend CAGR: +12.8% CAGR: +18.0% $9.5 $11.1 $13.3 $15.4 $18.3 $20.0 $22.9 $25.0 $0.0 $10.0 $20.0 $30.0 2004 2005 2006 2007 2008E 2009E 2010E 2011E ($ in billions) $1.6 $1.7 $1.9 $2.6 $3.2 $3.7 $4.3 $5.0 $0.0 $2.0 $4.0 $6.0 2004 2005 2006 2007 2008E 2009E 2010E 2011E ($ in billions)

Business Overview

Comprehensive Media Portfolio SearchMedia's nationwide network reaches the rapidly growing and increasing affluent consumers of China Indicates the 59 cities covered by SearchMedia's advertising network. Subway Billboard In-elevator

Strong Local Billboard Operators SearchMedia has over 1,500 large-format billboards, light boxes and neon signs representing 500,000 square feet of display area in commercial centers and other high traffic areas in 15 cities across China Beijing Billboards located in the city's central business districts and the Beijing airport Billboards located in the city's central business districts, major traffic routes, and the Pudong International Airport Shanghai Shenyang Billboards located mostly in the city's busiest commercial areas with the highest rents Select Billboards

Illuminated poster frame Nationwide In-Elevator Media Platform Over 180,000 print and digital poster frames deliver targeted advertising messages from inside elevators to captive audiences in high-rise residential and office buildings in 59 cities across China Digital poster frame Printed poster frame Select In-Elevator Poster Frames Chinese In-Elevator Market Research Source: Nielsen "Chinese In-Elevator Media Market Research Report" (July 2008). Of the 26 cities surveyed, SearchMedia has the #1 market share in 13 cities, and ranks #2 in an additional 9 cities, based on the number of buildings covered. In the four largest cities of Beijing, Shanghai, Guangzhou, Shenzhen, SearchMedia is rapidly catching up with its main competitor, Framedia (50% market share for Framedia vs. 34% for SearchMedia). In the remaining 22 cities, SearchMedia and Framedia are essentially even, each with approximately 33% - 34% market share. SearchMedia has made rapid progress in consolidating China's in-elevator media industry, having completed six acquisitions since January 2008

Growing Subway Portfolio SearchMedia entered the subway media market in Q1 2008, and leases the advertising rights to over 1,200 large-format light boxes in concourses of eight major subway lines in Shanghai 2008 daily traffic of approximately three million commuters (1) No capex required Select Subway Light Boxes SearchMedia is expanding to take over light boxes on other Shanghai subway lines and is in discussions to become the exclusive media operator for newly constructed subway systems in other cities According to a recent article in Barron's, approximately 250 Chinese cities are planning to build new subway lines by 2015, which offers exciting expansion opportunities for SearchMedia (1) Source: Metro Authority of Shanghai.

Diversified Advertiser Base More than 700 advertisers have purchased space on SearchMedia's network SearchMedia has a broad range of local, national and international clients drawn from diverse industries including telecommunications, insurance, banking, automobiles, real estate, electronics and fast-moving consumer goods SearchMedia's broad media network allows effective cross-selling

Effective Integration of Acquisitions SearchMedia has consolidated the media, sales and finance resources of acquired businesses through a comprehensive integration program Sales Management Designate district general managers to manage subs Review monthly business status reports Quick integration into ad network and cross- selling opportunities Financial Control Accountants from head office ensure financial control Review financial reports Internal requirements for new contracts and concessions Resource Management Standardized IT control system and policies Maintains a central IT management system to access media plans across all subs Staff Training Organizes business training programs and staff rotation programs Provides inter- communication opportunities for staff through regional and nationwide programs Comprehensive Integration Program Objectives of Every M&A Integration: Unified management Sharing of resources Operate under one company vision Achieve sales targets Build a standardized, focused corporation

Minimal Capex Requirements SearchMedia's business model is characterized by its low cost structure and minimal capex requirements Source: Company filings; Wall Street estimates.

High Barriers to Entry Nationwide footprint required to be competitive Prime outdoor advertising locations have already been acquired High rate of contract renewal Multi-year contracts typical for outdoor billboards and transit Diversity of over 180,000 in-elevator units Advertisers are increasingly looking to partner with companies that have a diversified advertising product offering (in-elevator, billboard, transportation) Strong relationships with a large network of advertisers is necessary to drive utilization rates and pricing Barriers to Entry SearchMedia enjoys multiple expansion opportunities protected by high barriers to entry

Experienced Leadership Crystal Liu Chairman & Founder Co-founder of SearchMedia Proven entrepreneur 6 years of experience in China's advertising industry with strong regulatory relationships MA in Advertising & Media, Renmin University; BA, East China University of Science & Technology Garbo Lee President Over 25 years of extensive experience in the field of advertising and marketing in China Prior to SearchMedia, held senior management positions with Ogilvy, DDB, and Bates advertising groups, and was responsible for setting up new integrated business units for WPP and Omnicom BA, International Christian University in Tokyo, Japan Jennifer Huang CFO Approximately 10 years of experience in investment banking and auditing/accounting Prior to SearchMedia, served as a VP at Lehman Brothers, an associate at Merrill Lynch, and a manager at PricewaterhouseCoopers MBA, Harvard Business School; BE, Shanghai Jiaotong University; CPA in China Jerry Lin Senior VP, Finance Approximately 10 years of experience in investment banking and corporate business development Prior to SearchMedia, served as Director, Investor Relations and Senior Manager, Business Development at NetEase.com (Nasdaq: NTES) BS in Management Science, MIT; BS in Electrical Engineering and Computer Science, MIT Earl Yen Vice Chairman Over 20 years of experience in private equity, investment banking, and technology development in Greater China and the United States Founder and managing director of CSV Capital Partners, a private equity firm in China Prior to CSV Capital Partners, served as senior investment banker at Bear Stearns and Citigroup in China MS in Management, MIT; BS in Electrical Engineering and Management, MIT

Investment Highlights National coverage and leading market share in Chinese advertising industry Extensive advertising network across three media platforms Profitable and scalable revenue model with low capex requirements Proven history of organic and acquisitive growth Strong management team Well positioned for future growth Attractive valuation